UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 27, 2026

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	001-35922	22-3755993
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

575 N. Dairy Ashford, Suite 210 Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 221-1768

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PED	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Stockholder Approval of the Third Amendment to the PEDEVCO Corp. 2021 Equity Incentive Plan

At the 2026 Annual Meeting of Stockholders of PEDEVCO Corp. (the “Company”, “we” and “us”) held on August 27, 2026 (the “Annual Meeting”), the stockholders of the Company approved the Third Amendment (the “Amendment”) to the Company’s 2021 Equity Incentive Plan (as amended to date, the “2021 Plan”), which increased (a) the aggregate number of shares of common stock available for issuance under the 2021 Plan, (b) the maximum number of shares of common stock which may be issued upon exercise of incentive stock options granted under the 2021 Plan; and (c) the maximum number of awards which may be made to any recipient, each from 900,000 shares to 1,800,000 shares. The Company’s stockholders approved the Amendment in accordance with the voting results set forth below under Item 5.07. The Amendment was originally approved by the Board of Directors of the Company on July 9, 2026, upon the recommendation of the Compensation Committee of the Board of Directors, subject to stockholder approval, and the Amendment became effective on August 27, 2026, upon receipt of stockholder approval.

The material terms of the Amendment, and of the 2021 Plan as amended by the Amendment, were described in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) under the caption “Proposal 5 – Amendment to PEDEVCO 2021 Equity Incentive Plan” filed with the SEC on July 15, 2026. The 2021 Plan provides for awards of incentive stock options, non-statutory stock options, rights to acquire restricted stock, restricted stock units, stock appreciation rights, or SARs, and performance units and performance shares. Incentive stock options granted under the 2021 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

The above description of the Amendment does not purport to be complete, and is qualified in its entirety by reference to the full text of the 2021 Plan as amended by the Amendment, which is attached hereto as Exhibits 10.1 through 10.4, and incorporated by reference into this Item 5.02.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company (i) approved the election of six director nominees, (ii) ratified the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent auditors for the fiscal year ending December 31, 2026, (iii) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, (iv) selected, on a non-binding advisory basis, a frequency of every one year for future advisory votes on the compensation of the Company’s named executive officers, and (v) approved the Third Amendment to the Company’s 2021 Equity Incentive Plan.

A total of 12,270,991.5 shares of common stock were present in person or by proxy and represented at the Annual Meeting, which shares constituted a quorum (approximately 92.3% of our outstanding voting shares, constituting a majority thereof) based on 13,290,902 shares of common stock outstanding and entitled to vote at the Annual Meeting as of the June 30, 2026 record date for the Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on the following proposals described in greater detail in the Proxy Statement and summarized below. This Form 8-K should be read in connection with the Proxy Statement. There was no solicitation in opposition to management’s nominees as listed in its proxy statement and all such nominees were elected as directors.

The results of the voting for each of the proposals were as follows:

1. Election of Directors:

	For	Withheld	Broker Non-Votes
Josh Schmidt	12,040,939.1	204,793.4	25,259
J. Douglas Schick	12,059,277.1	186,455.4	25,259
John K. Howie	11,955,104.1	290,628.4	25,259
Martyn Willsher	12,105,915.1	139,817.4	25,259
Edward Geiser	12,041,547.1	204,185.4	25,259
Kristel Franklin	12,227,629.1	18,103.4	25,259

2. Ratification of the appointment of Weaver and Tidwell, L.L.P., as the Company’s independent auditors for the fiscal year ending December 31, 2026:

For:	12,253,840.5

Against:	17,116

Abstain:	35

Broker Non-Votes:	-0-

3. Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers:

For:	12,041,407.1

Against:	197,150.4

Abstain:	7,175

Broker Non-Votes:	25,259

4. Approval, on a non-binding advisory basis, of the frequency of holding future advisory votes on the compensation of the Company’s named executive officers:

1 Year:	12,229,445.1

2 Years:	1,952.4

3 Years:	2,963

Abstain:	11,372

Broker Non-Votes:	25,259

5. Approval of the Third Amendment to the PEDEVCO Corp. 2021 Equity Incentive Plan:

For:	12,007,528.1

Against:	223,854.4

Abstain:	14,350

Broker Non-Votes:	25,259

As such, each of the six (6) director nominees was duly elected to the Board of Directors by a plurality of the votes cast (there was no solicitation in opposition to management’s nominees as listed in its proxy statement), each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal, and proposals 2, 3 and 5 were separately approved and ratified by the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on, and who voted for, against, or expressly abstained with respect to, each such proposal, notwithstanding the fact that proposal 3 was non-binding and advisory in nature.  With respect to proposal 4, no minimum level of votes was required to be obtained on any voting option, and the option of every “1 Year” received the greatest number of affirmative votes cast, notwithstanding the fact that proposal 4 was non-binding and advisory in nature.

In light of the voting results on proposal 4, and consistent with the recommendation of the Board of Directors, the Board of Directors determined that the Company will hold an advisory vote on the compensation of its named executive officers annually until the next required stockholder vote on the frequency of such advisory votes, or until the Board of Directors determines to hold another vote on the frequency of advisory votes on executive compensation. The Company is required to hold votes on the frequency of holding future non-binding advisory votes on executive compensation every six calendar years.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	PEDEVCO Corp. 2021 Equity Incentive Plan(1)
10.2	First Amendment to PEDEVCO Corp. 2021 Equity Incentive Plan(2)
10.3	Second Amendment to PEDEVCO Corp. 2021 Equity Incentive Plan(3)
10.4	Third Amendment to the PEDEVCO Corp. 2021 Equity Incentive Plan*
104	Inline XBRL for the cover page of this Current Report on Form 8-K

(1)	Filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on September 1, 2021, and incorporated by reference herein.
(2)	Filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 30, 2024, and incorporated by reference herein.
(3)	Filed as Exhibit 10.7 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 3, 2025, and incorporated by reference herein.

* Filed herewith.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDEVCO CORP.

By:	/s/ J. Douglas Schick
J. Douglas Schick
President and Chief Executive Officer

Date:  August 28, 2026